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                       WILMINGTON LARGE CAP CORE PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON SMALL CAP CORE PORTFOLIO

                                OF WT MUTUAL FUND
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                    SUPPLEMENT DATED NOVEMBER 29, 2004 TO THE
                       PROSPECTUSES DATED NOVEMBER 1, 2004

     The information in this Supplement amends the corresponding information in, and should be read in conjunction with, the Institutional and Investor Shares Prospectuses of the Wilmington Large Cap Core Portfolio, Wilmington Large Cap Value Portfolio, and Wilmington Small Cap Core Portfolio dated November 1, 2004.

General
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     On November 18, 2004, the Board of Trustees of WT Mutual Fund approved a modification to the disclosure regarding the stock selection techniques utilized by the Wilmington Large Cap Core Portfolio's investment adviser, Rodney Square Management Corporation ("RSMC"). RSMC recommended the modification based on its belief that changes to its stock selection techniques would assist RSMC in its efforts to achieve the Portfolio's investment objective.

Revised Language
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     The second bullet point adjacent to the heading "Primary Investment
Strategy" on page 3 of the Prospectuses is deleted and replaced in its entirety as set forth below:

     - The Wilmington Large Cap Core Portfolio invests in the Large Cap Core Series, which invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of large cap corporations. The Series' investment adviser employs a combined growth and value investment approach and invests in stocks of companies with characteristics the investment adviser believes are attractive to the equity securities marketplace.

     The first bullet point on page 14 of the Prospectuses is deleted and replaced in its entirety as set forth below:

     - common or preferred stock of U.S. corporations that have attractive growth or value characteristics with market capitalizations of at least $2 billion or that are constituents of the Russell 1000 Index

     The third paragraph on page 14 of the Prospectuses is deleted and replaced in its entirety as set forth below:

     The Series' investment adviser, Rodney Square Management Corporation ("RSMC"), seeks securities that it believes possess growth or value characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates. RSMC may rotate the Series' holdings among
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     various market sectors based on economic analysis of the overall business cycle.

         SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE